SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                             FORM 8-K


             Current Report Pursuant to Section 13 or
           15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): March 31, 1998


                       CUTCO INDUSTRIES, INC.
       -----------------------------------------------------
      (Exact name of Registrant as specified in its Charter)


   NEW YORK                  0-5223                           11-1771806
---------------        ----------------------      ---------------------------
(State or other       (Commission File Number)    (I.R.S. Employer I.D. Number)
 jurisdiction of
 incorporation)


           6900 Jericho Turnpike, Syosset, New York         11791
          -------------------------------------------     ----------
            (Address of principal executive offices)      (zip code)


Registrant's telephone number, including area code:  (516) 677-0320

Item 5. Other Events.

The Nasdaq Stock Market, Inc. has notified the Registrant that its securities will no longer be listed on the Nasdaq Stock Market, effective as of close of trading on March 31, 1998, due to the Registrant's inability to meet the requirements for continued listing. The Registrant expects that its common stock will be traded on the OTC Bulletin Board.


Item 7. Financial Statements, Pro Forma
           Financial Information and Exhibits.


          Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)  Financial statements of business acquired.
               Not applicable.

          (b)  Pro Forma Financial Information.
               Not applicable.

          (c)  Exhibits:  None.


            [Balance of page left blank intentionally.]

                             SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CUTCO INDUSTRIES, INC.
                              (Registrant)



                              By:/s/ Marvin W. Marcus
                                 -----------------------
                                     Marvin W. Marcus
                                     Chairman of the Board
                                         (Signature)

Dated: April 2, 1998